Summary Prospectus February 28, 2013

ING International Value Choice Fund

Class / Ticker	A/IVCAX; B/IVCBX; C/IVCCX; I/IVCIX; W/IWVCX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. For free paper or electronic copies of the Prospectus and other Fund information (including the Statement of Additional Information and most recent financial report to shareholders), go to www.INGFunds.com/literature; email a request to Literature_request@INGFunds.com; call 1-800-992-0180; or ask your salesperson, financial intermediary, or retirement plan administrator. The Fund’s Prospectus and Statement of Additional Information, each dated February 28, 2013, and the audited financial statements on pages 25-62 of the Fund’s shareholder report dated October 31, 2012 are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number, or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in ING Funds. More information about these and other discounts is available from your financial professional and in the discussion in the Sales Charges section of the Prospectus (page 103) or the Statement of Additional Information (page 200).

Shareholder Fees Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
A	5.75	None[1]
B	None	5.00
C	None	1.00
I	None	None
W	None	None

Annual Fund Operating Expenses[2] Expenses you pay each year as a % of the value of your investment

Class		A	B	C	I	W
Management Fees	%	1.00	1.00	1.00	1.00	1.00
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	1.00	1.00	None	None
Administrative Services Fees	%	0.10	0.10	0.10	0.10	0.10
Other Expenses	%	0.59	0.59	0.59	0.63	0.59
Acquired Fund Fees and Expenses	%	0.01	0.01	0.01	0.01	0.01
Total Annual Fund Operating Expenses[3]	%	1.95	2.70	2.70	1.74	1.70
Waivers and Reimbursements[4]	%	(0.59)	(0.59)	(0.59)	(0.63)	(0.59)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	1.36	2.11	2.11	1.11	1.11

1	A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.
2	Expense ratios have been adjusted to reflect current contractual rates.
3	Total Annual Fund Operating Expenses may be higher than the Fund’s ratio of expenses to average net assets shown in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fee and Expenses.
4	The adviser is contractually obligated to limit expenses to 1.70%, 2.45%, 2.45%, 1.45%, and 1.45% for Class A, Class B, Class C, Class I, and Class W shares, respectively, through March 1, 2014. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. In addition, effective November 30, 2012, the adviser is contractually obligated to further limit expenses to 1.35%, 2.10%, 2.10%, 1.10%, and 1.10% for Class A, Class B, Class C, Class I, and Class W shares, respectively, through March 1, 2014. There is no guarantee the additional expense limitation will continue after March 1, 2014 and the obligation will only continue if the adviser elects to renew it. Any fees waived pursuant to this obligation shall be eligible for recoupment. These obligations do not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. Last, the adviser is contractually obligated to waive 0.10% of the management fee through March 1, 2014. There is no guarantee that the management fee waiver will continue after March 1, 2014. The management fee waiver will continue only if the adviser elects to renew it.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your investment had a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$706	1,098	1,515	2,674
B	Sold	$714	1,083	1,577	2,807
	Held	$214	783	1,377	2,807
C	Sold	$314	783	1,377	2,989
	Held	$214	783	1,377	2,989
I	Sold or Held	$113	487	885	1,999
W	Sold or Held	$113	478	868	1,959

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

At the close of business on November 13, 2012, Tradewinds Global Investors, LLC was terminated as sub-adviser to the Fund. On November 30, 2012, ING Investment Management Co. LLC began managing the Fund. During the period from the close of business November 13, 2012 through the close of business on November 30, 2012, the Fund was in a transition period which resulted in significant buy and sell transactions which caused an increase in the Fund’s portfolio turnover rate. These transactions resulted in the realization of taxable gains or losses for the Fund resulting in taxable distributions to the Fund’s shareholders. In addition, these transactions resulted in transaction costs which were borne by the shareholders.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 65% of its net assets in equity securities of companies located in a number of different countries outside of the United States. The Fund invests primarily in companies with a large market capitalization, but may also invest in small- and mid-sized companies. The Fund generally invests in common and preferred stocks, warrants, and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the sub-adviser (“Sub-Adviser”) believes they present attractive investment opportunities. The Fund may invest in government debt securities of developed foreign countries. The Fund may also invest up to 35% of its assets in securities of U.S. issuers, including investment-grade government and corporate debt securities.

The Fund may invest in derivative instruments including futures, options, and swaps. The Fund typically uses derivatives to hedge against currency risk and for purposes of maintaining equity market exposure on its cash balance.

The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Sub-Adviser primarily uses a bottom-up fundamental analysis to identify stocks which it believes offer good value relative to their peers in the same industry, sector, or region. It also uses a top-down analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks. In conducting its fundamental analysis, the Sub-Adviser focuses on various factors including valuation of the companies, catalysts to stock price appreciation, quality of management, and financial measures, especially cash flow and cash flow return on capital.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Pending Merger - On September 6, 2012, the Fund’s Board of Trustees approved a proposal to reorganize the Fund into ING International Value Equity Fund (formerly, ING Global Value Choice Fund). If shareholder approval is obtained, it is expected that the reorganization will take place on or about March 23, 2013. The Fund may engage in transition management techniques prior to the closing of the reorganization during which time the Fund may not pursue its investment objective and investment strategies. Shareholders will be notified if the reorganization is not approved. After the reorganization you will hold shares of ING International Value Equity Fund. For more information regarding ING International Value Equity Fund, please contact a Shareholder Services representative at (800) 992-0180.

PRINCIPAL RISKS

You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities   Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

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Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency   To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases.

Liquidity   If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

U.S. Government Securities and Obligations   U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.

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Value Investing   Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund’s performance from year to year, and the table compares the Fund’s performance to the performance of a broad-based securities market index/indices for the same period. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund’s Class A shares. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Other class shares’ performance would be higher or lower than Class A shares’ performance because of the higher or lower expenses paid by Class A shares. The Fund’s past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.INGFunds.com/literature or call 1-800-992-0180.

Calendar Year Total Returns Class A (as of December 31 of each year)

Best quarter: 2nd 2009, 20.97% and Worst quarter: 3rd 2008, (17.48)%

Average Annual Total Returns% (for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs (or since inception)	Inception Date
Class A before taxes	%	(1.15)	(4.43)	2.05	02/01/05
After tax on distributions	%	(1.21)	(4.44)	1.57	—
After tax on distributions with sale	%	(0.17)	(3.53)	1.83	—
MSCI EAFE® Index[1]	%	17.32	(3.69)	3.83[2]	—
Class B before taxes	%	(0.91)	(4.40)	2.03	02/01/05
MSCI EAFE® Index[1]	%	17.32	(3.69)	3.83[2]	—
Class C before taxes	%	3.16	(4.00)	2.06	02/04/05
MSCI EAFE® Index[1]	%	17.32	(3.69)	3.83[2]	—
Class I before taxes	%	5.00	(3.00)	1.68	12/21/05
MSCI EAFE® Index[1]	%	17.32	(3.69)	2.19[2]	—
Class W before taxes	%	5.15	2.73	N/A	06/01/09
MSCI EAFE® Index[1]	%	17.32	8.69[2]	N/A	—

1	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.
2	Reflects index performance since the date closest to the Class’ inception for which data is available.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary.

PORTFOLIO MANAGEMENT

From the close of business on November 13, 2012 through the close of business on November 30, 2012, the Fund was managed by a transition manager in preparation for a sub-adviser change from Tradewinds Global Investors, LLC to ING Investment Management Co. LLC. Effective November 30, 2012, the following serve as investment adviser, sub-adviser, and portfolio managers to the Fund:

Investment Adviser	Sub-Adviser
ING Investments, LLC	ING Investment Management Co. LLC

Portfolio Managers
Martin Jansen	Joseph Vultaggio
Portfolio Manager (since 11/12)	Portfolio Manager (since 11/12)
David Rabinovitz
Portfolio Manager (since 11/12)

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website

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at www.INGInvestment.com; by writing to us at ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258; or by calling us at 1-800-992-0180.

Minimum Initial Investment $ by share class

Class	A, C	I	W
Non-retirement accounts	$1,000	250,000	1,000
Retirement accounts	$250	250,000	1,000
Certain omnibus accounts	$250	—	—
Pre-Authorized Investment Plan	$1,000	—	—

There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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SPRO-IVCHOICE (0213-022813)